                                                                      Exhibit 99

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:             6/1/2004
COLLECTION PERIOD ENDING:               6/30/2004
PREV. DISTRIBUTION/CLOSE DATE:          6/14/2004
DISTRIBUTION DATE:                      7/12/2004
DAYS OF INTEREST FOR PERIOD:                   28
DAYS OF COLLECTION PERIOD                      30
MONTHS SEASONED:                                4

                                                             ORIGINAL
PURCHASES           UNITS    CUT-OFF DATE   CLOSING DATE   POOL BALANCE
---------           -----    ------------   ------------   ------------
INITIAL PURCHASE    42,748   2/29/2004      3/18/2004      736,545,272.80
SUB. PURCHASE #1
SUB. PURCHASE #2
                    ------                                 --------------
TOTAL               42,748                                 736,545,272.80

I.    ORIGINAL DEAL PARAMETERS

                                    DOLLAR AMOUNT          # OF CONTRACTS
                                    -------------          --------------
Original Portfolio :              $736,545,272.80                  42,748

                                                                     LEGAL FINAL
Original Securities:                DOLLAR AMOUNT       COUPON        MATURITY
--------------------                -------------       ------        --------
   Class A-1 Notes                $124,000,000.00      1.07000%        3/14/2005
   Class A-2 Notes                 228,000,000.00      1.40000%        9/12/2007
   Class A-3 Notes                 110,000,000.00      1.90000%        7/14/2008
   Class A-4 Notes                 208,250,000.00      2.50000%        9/13/2010
   Class B Notes                    66,295,272.80      8.00000%       12/13/2010
                                  ---------------
      Total                       $736,545,272.80

II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   (1)   Beginning of period Aggregate Principal Balance                                            (1) 696,404,191.07
                                                                                                       ---------------
   (2)   Subsequent Receivables Added                                                               (2)             --
                                                                                                       ---------------
         Monthly Principal Amounts
         (3)   Principal Portion of Scheduled Payments Received             (3)    7,403,100.90
                                                                               ----------------
         (4)   Principal Portion of Prepayments Received                    (4)    7,429,318.35
                                                                               ----------------
         (5)   Principal Portion of Liquidated Receivables                  (5)    2,019,524.42
                                                                               ----------------
         (6)   Aggregate Amount of Cram Down Losses                         (6)              --
                                                                               ----------------
         (7)   Other Receivables adjustments                                (7)              --
                                                                               ----------------

         (8)   Total Principal Distributable Amounts                                                (8)  16,851,943.67
                                                                                                       ---------------
   (9)   End of Period Aggregate Principal Balance                                                  (9) 679,552,247.40
                                                                                                       ===============
   (10)  Pool Factor  (Line 9 / Original Pool Balance)                                              (10)       92.2621%
                                                                                                       ===============

III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                    CLASS A-1        CLASS A-2        CLASS A-3       CLASS A-4       CLASS B          TOTAL
                                 ----------------  --------------  --------------  --------------  -------------  ----------------
   (11)  Original Note Balance   $ 124,000,000.00  228,000,000.00  110,000,000.00  208,250,000.00  66,295,272.80  $ 736,545,272.80
                                 ----------------  --------------  --------------  --------------  -------------  ----------------
   (12)  Beginning of period
            Note Balance            63,189,963.74  228,000,000.00  110,000,000.00  208,250,000.00  66,295,272.80    675,735,236.54
                                 ----------------  --------------  --------------  --------------  -------------  ----------------
   (13)  Noteholders'
            Principal
            Distributable
            Amount                  16,851,943.67              --              --              --   4,231,474.54     21,083,418.21
   (14)  Class A Noteholders'
            Accelerated
            Principal Amount         1,377,564.83              --              --              --                     1,377,564.83
   (15)  Class A Noteholders'
            Principal
            Carryover Amount                   --              --              --              --                               --
   (16)  Policy Claim Amount                   --              --              --              --                               --
                                 ----------------  --------------  --------------  --------------  -------------  ----------------
   (17)  End of period Note
            Balance                 44,960,455.24  228,000,000.00  110,000,000.00  208,250,000.00  62,063,798.26    653,274,253.49
                                 ================  ==============  ==============  ==============  =============  ================
   (18)  Note Pool Factors
            (Line 17 / Line 11)           36.2584%       100.0000%       100.0000%       100.0000%       93.6172%          88.6944%
                                 ----------------  --------------  --------------  --------------  -------------  ----------------
   (19)  Class A Noteholders'
            Ending Note
            Balance                591,210,455.24
   (20)  Class B Noteholders'
            Ending Note
            Balance                 62,063,798.26
   (21)  Class A Noteholders'
            Beginning Note
            Balance                609,439,963.74
   (22)  Class B Noteholders'
            Beginning Note
            Balance                 66,295,272.80
   (23)  Total Noteholders
            Principal
            Distribution for
            Collection Period       22,460,983.05
   (24)  Total Noteholders
            Interest
            Distribution for
            Collection Period        1,368,577.41

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

   (25)  Total Monthly Principal Collection Amounts                                                 (25)  16,851,943.67
                                                                                                        ---------------
   (26)  Required Pro Forma Class A Note Balance (87% x Line 9)             (26) 591,210,455.24
                                                                                ---------------
   (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)                  (27) 592,588,020.07
                                                                                ---------------
   (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))                 (28)             --                      --
                                                                                ---------------         ---------------
   (29)  Principal Distribution Amount (Line 25 - Line 28)                                          (29)  16,851,943.67
                                                                                                        ===============

V.    RECONCILIATION OF COLLECTION ACCOUNT:

      AVAILABLE FUNDS

         (30)  Interest Collections                                         (30)   9,238,021.69
                                                                                ---------------
         (31)  Repurchased Loan Proceeds Related to Interest                (31)             --
                                                                                ---------------
         (32)  Principal Collections                                        (32)   7,403,100.90
                                                                                ---------------
         (33)  Prepayments in Full                                          (33)   7,429,318.35
                                                                                ---------------
         (34)  Prepayments in Full Due to Administrative
                  Repurchases                                               (34)             --
                                                                                ---------------
         (35)  Repurchased Loan Proceeds Related to Principal               (35)             --
                                                                                ---------------
         (36)  Collection of Supplemental Servicing - Extension
                  and Late Fees                                             (36)     143,001.23
                                                                                ---------------
         (37)  Collection of Supplemental Servicing - Repo and
                  Recovery Fees Advanced                                    (37)             --
                                                                                ---------------
         (38)  Liquidation Proceeds                                         (38)     688,350.00
                                                                                ---------------
         (39)  Recoveries from Prior Month Charge-Offs                      (39)      14,586.30
                                                                                ---------------
         (40)  Investment Earnings - Collection Account                     (40)      12,162.73
                                                                                ---------------
         (41)  Investment Earnings - Spread Account                         (41)      16,791.37
                                                                                ---------------
         (42)  Total Available Funds                                                                (42)  24,945,332.57
                                                                                                        ---------------

         DISTRIBUTIONS:

         (43)  Base Servicing Fee - to Servicer                             (43)   1,305,757.86
                                                                                ---------------
         (44)  Supplemental Servicing Fee - to Servicer                     (44)     202,007.56
                                                                                ---------------
         (45)  Indenture Trustee Fees                                       (45)         250.00
                                                                                ---------------
         (46)  Owner Trustee Fees                                           (46)             --
                                                                                ---------------
         (47)  Backup Servicer Fees                                         (47)             --
                                                                                ---------------

         NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                            BEGINNING     INTEREST   INTEREST                       CALCULATED
                 CLASS     NOTE BALANCE   CARRYOVER    RATE     DAYS   DAYS BASIS    INTEREST
               ---------  --------------  ---------  --------   ----  ------------  ----------
         (48)  Class A-1   63,189,963.74         --   1.07000%   28   Act.Days/360   52,588.09      (48)      52,588.09
                                                                                                        ---------------
         (49)  Class A-2  228,000,000.00         --   1.40000%   30     30/360      266,000.00      (49)     266,000.00
                                                                                                        ---------------
         (50)  Class A-3  110,000,000.00         --   1.90000%   30     30/360      174,166.67      (50)     174,166.67
                                                                                                        ---------------
         (51)  Class A-4  208,250,000.00         --   2.50000%   30     30/360      433,854.17      (51)     433,854.17
                                                                                                        ---------------
         (52)   Class B    66,295,272.80         --   8.00000%   30     30/360      441,968.49      (52)     441,968.49
                                                                                                        ---------------

         NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                            PRINCIPAL    PRINCIPAL   EXCESS       MANDATORY             TOTAL
                 CLASS     DISTRIBUTION  CARRYOVER  PRIN. DUE  NOTE PREPAYMENT        PRINCIPAL
               ---------  -------------  ---------  ---------  ---------------       -------------
         (53)  Class A-1  16,851,943.67         --         --               --   --  16,851,943.67  (53)  16,851,943.67
                                                                                                        ---------------
         (54)  Class A-2             --         --         --               --   --             --  (54)             --
                                                                                                        ---------------
         (55)  Class A-3             --         --         --               --   --             --  (55)             --
                                                                                                        ---------------
         (56)  Class A-4             --         --         --               --   --             --  (56)             --
                                                                                                        ---------------
         (57)   Class B              --         --         --               --   --             --  (57)             --
                                                                                                         ---------------

         (58)  Insurer Premiums - to Ambac                                  (58)     113,315.00
                                                                                ---------------
         (59)  Total Distributions                                                                  (59)  19,841,851.50
                                                                                                        ---------------
   (60)  Excess Available Funds (or Premium Claim Amount)                                           (60)   5,103,481.07
                                                                                                        ---------------
   (61)  Deposit to Spread Account to Increase to Required
            Level                                                                                   (61)             --
                                                                                                        ---------------
   (62)  Amount available for Noteholders' Accelerated
            Principle Amount                                                                        (62)   1,377,564.83
                                                                                                        ---------------
   (63)  Amount available for Deposit into the Note
            Distribution Account                                                                    (63)   3,725,916.24
                                                                                                        ---------------

VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

   (64)  Excess Available Funds After Amount to Increase Spread
            to Required Level (Line 60 - Line 61)                           (64)   5,103,481.07
                                                                                ---------------
   (65)  Spread Account Balance in Excess of Required Spread
            Balance                                                         (65)     505,558.31
                                                                                ---------------
   (66)  Total Excess Funds Available                                       (66)   5,609,039.38
                                                                                ---------------
   (67)  Pro Forma Class A Note Balance (Line 21 - Line 8)                  (67) 592,588,020.07
                                                                                ---------------
   (68)  Required Pro Forma Class A Note Balance (87% x Line 9)             (68) 591,210,455.24
                                                                                ---------------
   (69)  Excess of Pro Forma Balance over Required Balance
            (Line 67 - Line 68)                                             (69)   1,377,564.83
                                                                                ---------------
   (70)  Lesser of (Line 68) or (Line 69)                                   (70)   1,377,564.83
                                                                                ---------------
   (71)  Accelerated Principal Amount (Lesser of Line 66 or 70)                                     (71)   1,377,564.83
                                                                                                        ---------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

VII.  RECONCILIATION OF SPREAD ACCOUNT:                    INITIAL DEPOSIT                                 TOTAL
                                                           ---------------                          -------------------
(72)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS    22,096,358.18                                22,096,358.18
                                                           ---------------                              ---------------
(73)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                              (73)  20,892,125.73
                                                                                                        ---------------
            ADDITIONS TO SPREAD ACCOUNT
      (74)  Deposit from Collection Account (Line 61)                       (74)             --
                                                                                ---------------
      (75)  Investments Earnings                                            (75)      16,791.37
                                                                                ---------------
      (76)  Deposits Related to Subsequent Receivables
               Purchases                                                    (76)             --
                                                                                ---------------
      (77)  Total Additions                                                                         (77)      16,791.37
                                                                                                        ---------------

            SPREAD ACCOUNT BALANCE AVAILABLE FOR
               WITHDRAWALS AND SPREAD ACCOUNT REQUIREMENT
               AMOUNT                                                                               (78)  20,908,917.10
                                                                                                        ---------------

      (79)  3% of the Ending Pool Balance (3% x Line 9)                     (79)  20,386,567.42
                                                                                ---------------
      (80)  Floor Amount (2.0% of Original Pool Balance)     14,730,905.46  (80)             --
                                                           ---------------      ---------------
      (81)  If a Spread Cap Event exists then 6% of the
               Ending Pool Balance                                      --  (81)             --
                                                           ---------------      ---------------
      (82)  If a Trigger Event exists then an unlimited
               amount as determined by the Controlling
               Party                                                        (82)             --
                                                                                ---------------
      (83)  Spread Account Requirement                                                              (83)  20,386,567.42
                                                                                                        ---------------

            WITHDRAWALS FROM SPREAD ACCOUNT

      (84)  Withdrawal pursuant to Section 5.1(b)
               (Transfer Investment Earnings to the
               Collection Account)                                          (84)      16,791.37
                                                                                ---------------
      (85)  Withdrawal pursuant to Section 5.7(Spread
               Account Draw Amount)                                         (85)             --
                                                                                ---------------
      (86)  Withdrawal pursuant to Section 5.7(b)(x)
               (Unpaid amounts owed to the Insurer)                         (86)             --
                                                                                ---------------
      (87)  Withdrawal pursuant to Section 5.7(b)(xiii)
               (Other unpaid amounts owed to the Insurer)                   (87)             --
                                                                                ---------------
      (88)  Withdrawal pursuant to Section 5.7(b)(xiv)
               (Note Distribution Account - Class A
               Noteholders' Accelerated Principal Amount)                   (88)     505,558.31
                                                                                ---------------
      (89)  Withdrawal pursuant to Section 5.7(b)(xv)
               (Note Distribution Account - Class B
               Noteholders' Principal)                                      (89)             --
                                                                                ---------------
      (90)  Total Withdrawals                                               (90)     522,349.68
                                                                                ---------------
                                                                                                    (91)     522,349.68
                                                                                                        ---------------
         END OF PERIOD SPREAD ACCOUNT BALANCE                                                       (92)  20,386,567.42
                                                                                                        ---------------

VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

   (93)  Aggregate Principal Balance                                        (93) 679,552,247.40
                                                                                ---------------
   (94)  End of Period Class A Note Balance                                 (94) 591,210,455.24
                                                                                ---------------
   (95)  Line 93 less Line 94                                               (95)  88,341,792.16
                                                                                ---------------
   (96)  OC Level (Line 95 / Line 93)                                       (96)          13.00%
                                                                                ---------------
   (97)  Ending Spread Balance as of a percentage of Aggregate Principal
            Balance (Line 92 / Line 93)                                     (97)           3.00%
                                                                                ---------------
   (98)  OC Percentage (Line 96 + Line 97)                                                          (98)          16.00%
                                                                                                        ---------------

IX.   AMOUNTS DUE TO CERTIFICATEHOLDER

   (99)  Beginning of Period Class B Noteholder Balance                                             (99)  66,295,272.80
  (100)  Funds Available to the Class B Noteholder                                                  (100)  4,231,474.54
  (101)  Remaining Balance to the Certificateholder                                                 (101)            --

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:    (S)/Mike Wilhelms
Name:  Mike Wilhelms
Title: Sr. VP & Chief Financial Officer
Date:  6-Jul-2004

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:                                          06/01/2004
COLLECTION PERIOD ENDING:                                             06/30/2004
PREV. DISTRIBUTION/CLOSE DATE:                                        06/14/2004
DISTRIBUTION DATE:                                                    07/12/2004
DAYS OF INTEREST FOR PERIOD:                                                  28
DAYS IN COLLECTION PERIOD:                                                    30
MONTHS SEASONED:                                                               4

Original Pool Balance                                         $   736,545,272.80
Beginning of Period Pool Balance                                  696,404,191.07
Principal Reduction during preceding Collection Period             16,851,943.67
End of Period Pool Balance                                    $   679,552,247.40

I.    COLLECTION PERIOD
      NOTE BALANCE
      CALCULATION:                CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B         TOTAL
                                  ---------        ---------        ---------        ---------        -------         -----
   (1)   Original Note
           Balance       (1)   $124,000,000.00  $228,000,000.00  $110,000,000.00  $208,250,000.00  $66,295,272.80  $736,545,272.80
                               ---------------  ---------------  ---------------  ---------------  --------------  ---------------
   (2)   Beginning of
           Period Note
           Balance       (2)     63,189,963.74   228,000,000.00   110,000,000.00   208,250,000.00   66,295,272.80   675,735,236.54
   (3)   Note Principal
           Payments      (3)     18,229,508.50             0.00             0.00             0.00    4,231,474.54    22,460,983.05
   (4)   Preliminary
           End of
           period
           Note Balance  (4)     44,960,455.24   228,000,000.00   110,000,000.00   208,250,000.00   62,063,798.26   653,274,253.49
                               ---------------  ---------------  ---------------  ---------------  --------------  ---------------
   (5)   Policy Claim
           Amount        (5)              0.00             0.00             0.00             0.00            0.00             0.00
   (6)   End of period
           Note Balance  (6)     44,960,455.24   228,000,000.00   110,000,000.00   208,250,000.00   62,063,798.26   653,274,253.49
                               ===============  ===============  ===============  ===============  ==============  ===============
   (7)   Note Pool
           Factors
           (6) / (1)     (7)        36.2584316%     100.0000000%     100.0000000%     100.0000000%     93.6172304%      88.6943787%
                               ===============  ===============  ===============  ===============  ==============  ===============

II.   NOTE INTEREST
      DISTRIBUTION
      AND CARRYOVER
      AMOUNT                      CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B          TOTAL
                                  ---------        ---------        ---------        ---------        -------         -----
   (8)   Note Interest
           Payments      (8)         52,588.09       266,000.00       174,166.67       433,854.17      441,968.49     1,368,577.41
   (9)   Interest
           Carryover
           Amount        (9)              0.00             0.00             0.00             0.00            0.00             0.00

III.  DISTRIBUTION PER
      $1,000 OF
      ORIGINAL BALANCE            CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B          TOTAL
                                  ---------        ---------        ---------        ---------        -------         -----
   (10)  Principal
           Distribution  (10)           147.01             0.00             0.00             0.00           63.83           210.84
   (11)  Interest
           Distribution  (11)             0.83             1.17             1.58             2.08            6.67            12.33
                               ---------------  ---------------  ---------------  ---------------  --------------  ---------------
   (12)  Total
           Distribution
           (10) + (11)   (12)           147.84             1.17             1.58             2.08           70.49           223.17

IV.   SERVICING FEE PAID TO THE SERVICER

   (13)  Base Servicing Fee Paid for the Prior Collection Period                                                   $ 1,305,757.86
   (14)  Supplemental Servicing Fee Paid for the Prior Collection Period                                               202,007.56
                                                                                                                   ---------------
   (15)  Total Fees Paid to the Servicer                                                                           $ 1,507,765.42

V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                       CUMULATIVE                      MONTHLY
                                                                                       ----------                      -------
   (16)  Original Number of Receivables                                         (16)       42,748
                                                                                       ----------   ------------   ---------------
   (17)  Beginning of period number of Receivables                              (17)       41,610                           41,610
   (18)  Number of Subsequent Receivables Purchased                             (18)            0                                0
   (19)  Number of Receivables becoming Liquidated Receivables during period    (19)          193                              129
   (20)  Number of Receivables becoming Purchased Receivables during period     (20)            0                                0
   (21)  Number of Receivables paid off during period                           (21)        1,523                              449
                                                                                       ----------   ------------   ---------------
   (22)  End of period number of Receivables                                    (22)       41,032                           41,032
                                                                                       ----------   ------------   ---------------

VI.   STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                                        ORIGINAL    PREV. MONTH        CURRENT
                                                                                        --------    -----------        -------
   (23)  Weighted Average APR of the Receivables                                (23)        16.02%         16.03%            16.03%
   (24)  Weighted Average Remaining Term of the Receivables                     (24)         64.4           62.0              61.0
   (25)  Weighted Average Original Term of Receivables                          (25)         67.5           67.7              67.7
   (26)  Average Receivable Balance                                             (26)   $   17,230   $     16,736   $        16,562
   (27)  Aggregate Realized Losses                                              (27)   $        0   $    463,167   $     1,316,588
                                                                                       ----------   ------------   ---------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

         Receivables with Scheduled Payment delinquent                                   UNITS        DOLLARS        PERCENTAGE
                                                                                         -----        -------        ----------
   (28)     31-60 days                                                          (28)        1,496    $23,870,360              3.51%
   (29)     61-90 days                                                          (29)          420      6,476,894              0.95%
   (30)     over 90 days                                                        (30)          272      4,160,598              0.61%
                                                                                       ----------   ------------   ---------------
   (31)     Receivables with Scheduled Payment delinquent more than 30 days
               at end of period                                                 (31)        2,188    $34,507,851              5.08%
                                                                                       ----------   ------------   ---------------

VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

   (32)  Total Net Liquidation Losses for the preceding Collection Period                                      (32)   1,316,588.12
   (33)  Beginning of Period Pool Balance                                                                      (33) 696,404,191.07
   (34)  Net Loss Rate                                                                                         (34)           0.19%

IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

   (35)  Aggregate Principal Balance of Receivables extended during the
            preceding collection period                                                                        (35)   4,414,354.93
   (36)  Beginning of Period Pool Balance                                                                      (36) 696,404,191.07
   (37)  Monthly Extension Rate                                                                                (37)           0.63%

X.    PERFORMANCE TESTS:

      ROLLING AVERAGE DELINQUENCY RATE

         (38)  Delinquency Rate in Preceding Collection Period                        (38)            1.57%
                                                                                          ----------------
         (39)  Delinquency Rate in Second Preceding Collection Period                 (39)            0.98%
                                                                                          ----------------
         (40)  Delinquency Rate in Third Preceding Collection Period                  (40)            0.54%
                                                                                          ----------------
         (41)  Rolling Average Delinquency Rate ((38) +(39) +(40)) / 3                                         (41)           1.03%
                                                                                                                   ---------------
         (42)  Rolling Average Delinquency Rate Trigger Level for the Preceding
                  Collection Period                                                                            (42)           3.00%
                                                                                                                   ---------------
         (43)  Preceding Collection Period Rolling Average Delinquency Rate
                  Compliance                                                                                   (43)     PASS
                                                                                                                   ---------------

      CUMULATIVE NET LOSS RATIO

         (44)  Cumulative Net Losses incurred prior to the Preceding Collection
                  Period                                                              (44) $    575,186.39
                                                                                          ----------------
         (45)  Net Loss incurred in Preceding Collection Period                       (45)    1,316,588.12
                                                                                          ----------------
         (46)  Cumulative Net Losses                                                  (46)    1,891,774.51
                                                                                          ----------------
         (47)  Original Pool Balance                                                  (47) $736,545,272.80
                                                                                          ----------------
         (48)  Cumulative Net Loss Ratio ((46) / (47))                                                         (48)           0.26%
                                                                                                                   ---------------
         (49)  Cumulative Net Loss Rate Trigger Level for the Preceding
                  Collection Period                                                                            (49)           3.12%
                                                                                                                   ---------------
         (50)  Preceding Collection Period Cumulative Net Loss Rate Compliance                                 (50)     PASS
                                                                                                                   ---------------

      AVERAGE MONTHLY EXTENSION RATE

         (51)  Principal Balance of Receivables extended during preceding
                  Collection Period                                                   (51)            0.63%
                                                                                          ----------------
         (52)  Principal Balance of Receivables extended during the Second
                  Preceding Collection Period                                         (52)            0.26%
                                                                                          ----------------
         (53)  Principal Balance of Receivables extended during the Third
                  Preceding Collection Period                                         (53)            0.13%
                                                                                          ----------------
         (54)  Average Monthly Extension Rate ((51) +(52) +(53)) / 3                                           (54)           0.34%
                                                                                                                   ---------------
         (55)  Average Monthly Extension Rate Compliance (Extension Rate
                  Maximum = 4%)                                                                                (55)     PASS
                                                                                                                   ---------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:    (S)/Mike Wilhelms
Name:  Mike Wilhelms
Title: Sr. VP & Chief Financial Officer
Date:  6-Jul-2004

                                        2